UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2020
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

(508) 373-1100
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On May 5, 2020, IPG Photonics Corporation (the "Company") announced its financial results for the quarter ended March 31, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

Supplemental Risk Factor

In light of recent developments relating to the coronavirus (COVID-19) pandemic, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor:
Public health issues, including COVID-19 and future epidemics or pandemics, could materially adversely affect our business, financial condition, results of operations and/or cash flows.

As a result of the COVID-19 pandemic, governmental authorities where we produce and sell our products implemented and are continuing to implement numerous and evolving measures to contain the virus, such as travel bans and restrictions, quarantines, shelter-in-place orders and guidance and business shutdowns. We have significant manufacturing operations in the U.S., Europe and Russia, and a material portion of our sales are in China, the U.S. and Europe. Each of these countries and regions has been affected by the pandemic and has taken measures to try to contain it. While our main production facilities currently remain operational, these measures have impacted and may further impact our workforce and operations, as well as those of our customers, vendors and suppliers. There is considerable uncertainty regarding such measures and potential future measures. In addition to reduced productivity, the constraints and limits implemented in our operations in response to COVID-19 may slow or diminish our research and development activities and qualification activities with our customers. Although many governmental measures had specific expiration dates, some of those measures have been extended. As a result, there is considerable uncertainty regarding the duration of such measures and potential future measures. Restrictions on our manufacturing, support operations or workforce, or similar limitations for our vendors and suppliers could limit our ability to meet customer demand, testing, installation and acceptance of our equipment, push outs of orders, deliveries and payment terms, and could have a material adverse effect on our financial condition, cash flows and results of operations. In addition, restrictions or disruptions of transportation, such as reduced availability of air transport, port closures and increased border controls or closures, resulted in higher costs and delays, which could limit our ability to manufacture, deliver or install products and generate sales, and could have a material adverse effect on our financial condition, cash flows and results of operations.

In response to these developments, we and our suppliers and customers modified business practices, including restricting employee travel, modifying employee work locations, implementing social distancing and enhanced sanitary measures, and cancelling attendance at events and conferences. We experienced and may experience increased absenteeism and reduced levels of productivity and efficiency. The COVID-19 pandemic has also disrupted our internal operations, including by exposing us to cyber and other data security risks associated with the increased number of our employees working remotely, as well as increased dependence on internet and telecommunications access and capabilities. There is no certainty that measures implemented by governmental authorities or by us in our operations will be sufficient to mitigate the risks posed by the virus, including infection of our senior management, scientific staff or a significant number of employees with COVID-19 related virus or the ability of the healthcare system to treat them, and our ability to perform critical functions or respond to the needs of our customers could be harmed. The resumption of normal business operations after such interruptions may be delayed or constrained by lingering effects of COVID-19 on our suppliers, third-party service providers, and/or customers.

The impact of COVID-19, including changes in customer demand, pandemic fears and market downturns, and restrictions on business and individual activities has created significant economic and demand uncertainty. We also have experienced and expect to continue to experience unpredictable volatility in demand in several of our end-markets. In addition to the economic slowdown caused by the COVID-19 pandemic, we anticipate that it could cause regional recessions and/or a global recession. The COVID-19 pandemic also may exacerbate other risks disclosed in Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019, including but not limited to downturns in our markets, uncertainty and adverse changes in general economic conditions, highly competitive markets and declining average selling prices, price decreases, and international operations and customers.

The degree to which COVID-19 impacts our financial condition, cash flows and results of operations depends upon future developments which are highly uncertain and cannot be predicted, including but not limited to the duration, location and spread of the outbreak, its severity, governmental and business measures to contain the virus and address its impact, and how quickly and to what extent normal economic and operating conditions can resume. We cannot at this time predict the many potential impacts of the COVID-19 pandemic, but it could have a material adverse effect on our business, prospects, financial condition, cash flows and results of operations. Furthermore, the COVID-19 pandemic makes it more difficult for us to forecast demand and provide guidance for the remainder of 2020.

Accordingly, while IPG provided and may provide quarterly guidance during the COVID-19 pandemic, any such guidance we provide will be likely subject to greater risks and uncertainty than in the past and actual results may be more likely to ultimately vary a greater degree from actual results than guidance we provided in the past. In light of the foregoing, investors are urged to put the guidance we provide and may provide in context and not to place undue reliance on it.
Forward-Looking Statements

Information and statements provided by the Company and its employees, including statements in this Current Report on Form 8-K, that relate to future plans, events or performance are forward-looking statements. These statements involve risks and uncertainties. Any statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements, including but not limited to ongoing business disruption related to COVID-19 and its impact on global demand and other markets and earnings guidance for Q2 2020. Factors that could cause actual results to differ materially include risks and uncertainties, such as risks associated with the impact of COVID-19 on IPG’s business and the global economy and other risks identified in IPG's SEC filings. Readers are encouraged to refer to the risk factors described in IPG's Annual Report on Form 10-K for the year ended December 31, 2019 (filed with the Securities and Exchange Commission (the "SEC") on February 24, 2020) and its other reports filed with the SEC, as applicable. Actual results, events and performance may differ materially. Readers are cautioned not to rely on the forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update the forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Exhibit Description
Exhibit 99.1	Press Release issued by IPG Photonics Corporation on May 5, 2020
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

May 5, 2020	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Senior Vice President and Chief Financial Officer